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                    BARR ROSENBERG VARIABLE INSURANCE TRUST

                     BARR ROSENBERG VIT MARKET NEUTRAL FUND

                        Supplement dated March 10, 1999
                                       to
                       Prospectus dated November 30, 1998


     This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

     The Prospectus hereby is amended as follows:

     At the end of the section entitled "Management of the Trust," a new subsection entitled "Distribution and Shareholder Service Plan" is inserted, reading in its entirety as follows:

     "Solely for the purpose of compensating certain parties (the "Recipients") for services and expenses primarily intended to result in the sale of Fund shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services ("Shareholder Services") to holders of shares of the Trust, such shares are subject to an annual distribution and service fee of up to 0.25% of the Fund's average daily net assets in accordance with a Distribution and Shareholder Service Plan (the "Distribution and Shareholder Service Plan") adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Expenses and services for which the Recipients may be reimbursed include, without limitation, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Recipients, printing of prospectuses and reports for other than existing shareholder accounts, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to shareholder accounts. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that, although the trustees of the Trust are expected to take into account the expenses of the Recipients in their periodic review of the Distribution and Shareholder Service Plan, the fees are payable to compensate the Recipients for services rendered even if the amount paid exceeds the Recipients' expenses.

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                    BARR ROSENBERG VARIABLE INSURANCE TRUST

                     BARR ROSENBERG VIT MARKET NEUTRAL FUND

                        Supplement dated March 10, 1999
                                       to
          Statement of Additional Information dated November 30, 1998


     This supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information.

     The Statement of Additional Information is amended as follows:

After the subsection entitled "Management Contract" in the section entitled Investment Advisory and Other Services," a new subsection entitled "Distribution and Shareholder Service Plan" is inserted, reading in its entirety as follows:

     "Pursuant to the Distribution and Shareholder Service Plan (the "Plan") described in the Prospectus, in connection with the distribution of shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services ("Shareholder Services") to holders of shares of the Trust, certain parties (the "Recipients") may receive distribution and service fees from the Trust. Subject to the percentage limitation on the distribution and service fee set forth in the Prospectus, the distribution and service fee may be paid in respect of services rendered and expenses borne in the past with respect to each such class as to which no distribution and service fee was paid on account of such limitation.

     The Plan may be terminated by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of the Trust. Any change in the Plan that would materially increase the distribution and service fees requires approval by holders of Fund shares. The Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

     The Trustees of the Trust believe that the Plan will provide benefits to the Trust. The Trustees of the Trust believe that the Plan will result in greater sales and/or fewer redemptions

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of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Plan or under alternative distribution schemes. The Trustees of the Trust believe that the effects on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to the Trust."